UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 14, 2002
                                                --------------------------------

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2002, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-C1)
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             (Exact name of registrant as specified in its charter)



         New York                  333-85954-02                  13-3789046
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

          270 Park Avenue
         New York, New York                                         10167
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code (212) 834-9280
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-C1. On August 14, 2002, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, National Association, as servicer, Lennar Partners, Inc., as special servicer, LaSalle Bank National Association, as paying agent, and Wells Fargo Bank Minnesota, N.A., as trustee, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-C1 (the "Certificates"), issued in nineteen classes. The Class A-1, Class A-2, Class A-3, Class B, Class C and Class D Certificates, with an aggregate scheduled principal balance as of August 2, 2002 of $710,488,000 were sold to J.P. Morgan Securities Inc., Wachovia Securities, Inc., ABN AMRO Incorporated and Deutsche Bank Securities Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of August 2, 2002, between the Company and J.P. Morgan Securities Inc., for itself and as representative of the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------

(EX-4) Pooling and Servicing Agreement, dated as of August 1, 2002, among J.P. Morgan Chase Commercial Mortgage Securities Corp., Wachovia Bank, National Association, Lennar Partners, Inc., LaSalle Bank National Association and Wells Fargo Bank Minnesota, N.A.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 22, 2002


                                       J.P. MORGAN CHASE COMMERCIAL
                                       MORTGAGE SECURITIES CORP.



                                       By:     /s/ Charles Y. Lee
                                               ------------------------------
                                       Name:   Charles Y. Lee
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------

(EX-4)                    Pooling and Servicing                         E
                          Agreement, dated as of August
                          1, 2002, among J.P. Morgan
                          Chase Commercial Mortgage
                          Securities Corp., Wachovia
                          Bank, National Association,
                          Lennar Partners, Inc.,
                          LaSalle Bank National
                          Association and Wells Fargo
                          Bank Minnesota, N.A.